Exhibit 24


                               SEMCO ENERGY, INC.

                                POWER OF ATTORNEY

     Whereas, the Board of Directors of SEMCO Energy, Inc., a Michigan corporation, at a meeting held on February 25, 2001, authorized and approved the execution of Form 10-K Annual Report for 2000 pursuant to Section 13 of the Securities Exchange Act of 1934 and the filing of said Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     NOW, THEREFORE, each of the undersigned in his capacity as a Director or officer, or both, as the case may be, of said Corporation, does hereby appoint William L. Johnson and Sebastian Coppola, and each of them severally, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as a Director or officer or both, as the case may be, of said Corporation, the Form 10-K for the year ended December 31, 2000, and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power of substitution and resubstitution. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, each act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, and each of the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, we have hereunto set our hands as of the 25th day of February, 2001.



/s/John M. Albertine                       /s/Marcus Jackson
--------------------------------------     -------------------------------------
John  M.  Albertine,  Director             Marcus  Jackson,  Director


/s/Daniel A. Burkhardt                     /s/William L. Johnson
--------------------------------------     -------------------------------------
Daniel  A.  Burkhardt,  Director           William  L.  Johnson,  Chairman,
                                           President  and  Chief  Executive
                                           Officer  and  Director


                                           /s/Harvey I. Klein
--------------------------------------     -------------------------------------
Sebastian  Coppola,  Senior  Vice          Harvey  I.  Klein,  Director
President and Principal Financial and
Accounting  Officer


/s/Edward J. Curtis                        /s/Frederick S. Moore
--------------------------------------     -------------------------------------
Edward  J.  Curtis,  Director              Frederick  S.  Moore,  Director


/s/John T. Ferris                          /s/Edith A. Stotler
--------------------------------------     -------------------------------------
John  T.  Ferris,  Director                Edith  A.  Stotler,  Director


/s/Michael O. Frazer                       /s/Donald W. Thomason
--------------------------------------     -------------------------------------
Michael  O.  Frazer,  Director             Donald  W.  Thomason,  Director




POA10K.DOC(sla)